WidePoint Reports Second Quarter 2026 Financial Results

FAIRFAX, Va., Aug. 13, 2026 (GLOBE NEWSWIRE) -- **WidePoint Corporation (NYSE American: WYY)**, a leading provider of Secure Mobility Management solutions, reported results for the second quarter ended June 30, 2026.

Second Quarter 2026 and Recent Operational Highlights:

- 36th consecutive quarter of positive Adjusted EBITDA
- 11th consecutive quarter of positive free cash flow
- 2nd consecutive quarter of positive EPS
- Named the single awardee of the U.S. Department of Homeland Security's Cellular Wireless Managed Services (CWMS) 3.0 contract, a 10-year IDIQ with a ceiling value of approximately $3.1 billion
- Awarded the CWMS 2.5 bridge contract, a 6-month IDIQ consisting of a 3-month base period and three 1-month option periods with a ceiling value of approximately $113 million
- Expanded integration engagement to support additional operational requirements with a leading U.S. telecommunications carrier (the "ATV contract")
- Named a prime contract awardee on NASA's $60 billion Solutions for Enterprise-Wide Procurement (SEWP) VI government-wide acquisition contract
- Awarded approximately $58 million in new and renewal contract value during the first half of 2026

Second Quarter 2026 Financial Highlights:

- Revenues were $38.0 million, an increase of $0.7 million from the same quarter last year
- Gross margin was 15%, and gross margin excluding carrier services revenue was 36%
- Net income was $66,000 or $0.01 per share, compared to a net loss of $(618,000) or a loss of $(0.06) per share in the same quarter last year
- Adjusted EBITDA[1], a non-GAAP financial measure, was $635,000, a 246% increase from the same quarter last year
- Free cash flow[1], a non-GAAP financial measure, was $627,000, a 597% increase from the same quarter last year
- As of June 30, 2026, unrestricted cash was $10 million with no bank debt
- As of June 30, 2026, federal contract backlog was approximately $219 million

Six Months 2026 Financial Highlights:

- Revenues were $78.6 million, an increase of $7.8 million from the same period last year
- Gross margin was 15%, and gross margin excluding carrier services revenue was 35%
- Net income was $143,000 or $0.01 per share, compared to a net loss of $(1.3) million or a loss of $(0.14) per share in the same period last year
- Adjusted EBITDA[1], a non-GAAP financial measure, was $1.4 million, a 403% increase from the same period last year
- Free cash flow[1], a non-GAAP financial measure, was $1.3 million, a 740% increase from the same period last year

1 Free cash flow and Adjusted EBITDA are non-GAAP financial measures. See below for the definition of such measures and a reconciliation to GAAP.

Management Commentary

WidePoint CEO Jin Kang commented: "The second quarter further strengthened WidePoint's foundation and sharpened our profitable growth outlook for the next decade. On June 24th, DHS named WidePoint the single awardee for the anticipated CWMS 3.0 contract, bringing us one step closer to establishing a sustainable long-term growth trajectory. The remaining hurdle is a protest filed by an unsuccessful bidder. Protests involving federal awards of this size are routine, and we firmly believe this protest will be unsuccessful. Our competitive strengths and robust past performance support that view, as does the precedent: CWMS 2.0, CWMS 1.0, and the predecessor GSA FSSI TEMS contracts were each protested by an unsuccessful bidder. WidePoint prevailed on all three occasions. The Government Accountability Office (GAO) has until October 7, 2026, to issue a decision. In the meantime, we continue to operate business-as-usual. To ensure there are no gaps in the ordering period during this protest period, DHS awarded WidePoint the CWMS 2.5 award, a six-month IDIQ bridge contract with a contract ceiling of $113 million. We are continuing to execute several existing task orders, and with several modifications and quote revisions already underway, we do not anticipate any impact to operations from the protest.

"Beyond CWMS 3.0, we announced two additional developments near the end of the second quarter. First, WidePoint was named a prime contract awardee on the NASA SEWP VI contract. Qualifying for contract vehicles such as SEWP VI can shorten the federal acquisition process and open the door to new opportunities, giving us a new platform to

compete for solution-based work. Second, we continue to work diligently with our carrier partner under the ATV Contract. During Q2, we expanded the implementation scope to support additional operational requirements. We anticipate an official go-live by the end of 2026.

"We remain hopeful that the second half of 2026 may bring encouraging DaaS pipeline activity. We have a few opportunities nearing close: one for the upcoming LA 2028 Olympic project and two smaller opportunities currently in the pipeline. By the end of 2026, we believe the foundations will be fully in place to begin executing our profitable growth strategy."

Second Quarter 2026 Financial Summary

	THREE MONTHS ENDED JUNE 30,			
(In millions except per share amounts)	**2026**		2025	
	(Unaudited)			
REVENUES	$	38.0	$	37.3
GROSS PROFIT		5.8		5.1
GROSS PROFIT %		15%		14%
OPERATING EXPENSES		5.8		5.8
INCOME (LOSS) FROM OPERATIONS		0.0		(0.7)
INCOME (LOSS) PER SHARE- BASIC	$	0.01	$	(0.06)
INCOME (LOSS) PER SHARE- DILUTED	$	0.01	$	(0.06)
EBITDA		0.5		0.0
ADJUSTED EBITDA		0.6		0.2
FREE CASH FLOW		0.6		0.1

Six Months 2026 Financial Summary

	SIX MONTHS ENDED JUNE 30,			
(In millions except per share amounts)	**2026**		2025	
	(Unaudited)			
REVENUES	$	78.6	$	70.8
GROSS PROFIT		11.4		9.9
GROSS PROFIT %		15%		14%
OPERATING EXPENSES		11.5		11.4
INCOME (LOSS) FROM OPERATIONS		(0.0)		(1.5)
INCOME (LOSS) PER SHARE- BASIC	$	0.01	$	(0.14)
INCOME (LOSS) PER SHARE- DILUTED	$	0.01	$	(0.14)
EBITDA		1.0		(0.1)
ADJUSTED EBITDA		1.4		0.4
FREE CASH FLOW		1.3		0.2

Conference Call

WidePoint's management will host the conference call today (August 13, 2026) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results.

U.S. dial-in number: 888-506-0062
International number: 973-528-0011
Access Code: 657453

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Group at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company's website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through Thursday, August 27, 2026.

Toll-free replay number: 877-481-4010
International replay number: 919-882-2331
Replay ID: 54228

About WidePoint

WidePoint Corporation (NYSE American: WYY) is a leading technology Managed Solution Provider (MSP) dedicated to securing and protecting the mobile workforce and enterprise landscape. WidePoint is recognized for pioneering

technology solutions that include Identity & Access Management (IAM), Mobility Managed Services (MMS), Telecom Management, Information Technology as a Service, Cloud Security, and Analytics & Billing as a Service (ABaaS). To learn more, visit https://www.widepoint.com.

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as EBITDA, Adjusted EBITDA, and Free cashflow, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net income to EBITDA and Adjusted EBITDA and Free cashflow is provided below:

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2026	2025	**2026**	2025
	(Unaudited)		(Unaudited)	
NET INCOME (LOSS)	**$ 66,400**	$ (618,500)	**$ 143,400**	$ (1,342,600)
Adjustments to reconcile net income (loss) to EBITDA:				
Depreciation and amortization	**449,800**	725,300	**962,200**	1,435,200
Income tax provision (benefit)	**2,100**	(52,400)	**(41,600)**	(146,400)
Interest income	**(101,800)**	(89,400)	**(189,200)**	(142,800)
Interest expense	**43,800**	52,400	**88,800**	107,500
EBITDA	**$ 460,300**	$ 17,400	**$ 963,600**	$ (89,100)
Other adjustments to reconcile net (loss) income to Adjusted EBITDA:				
Stock-based compensation expense	**174,900**	166,000	**423,700**	364,900
Adjusted EBITDA	**$ 635,200**	$ 183,400	**$ 1,387,300**	$ 275,800
Capital expenditures	(7,705)	(93,334)	(85,537)	(120,887)
Free cashflow	**$ 627,495**	$ 90,066	**$ 1,301,763**	$ 154,913

WidePoint uses EBITDA, Adjusted EBITDA and Free cashflow as supplemental non-GAAP measure of performance. WidePoint defines EBITDA as net income excluding (i) interest expense, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, and (iv) Impairment charges. Adjusted EBITDA excludes certain amounts included in EBITDA such as stock-based compensation expense. WidePoint defined Free cashflow as Adjusted EBITDA less capital expenditures. Management believes that adjustments for certain non-cash or other items and the exclusion of certain pass-through revenue and expenses should enhance stockholders' ability to evaluate the Company's performance, as such measures provide additional insights into the factors and trends affecting its business. Therefore, the Company excludes these items from its GAAP financial measures to calculate these unaudited non-GAAP measures. These unaudited non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be considered in addition to, and not as a substitute for GAAP.

Safe Harbor Statement

This press release contains forward-looking statements concerning our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition that are subject to risks and uncertainties. All statements other than statements of historical fact included herein are forward-looking statements. You can identify these statements by words such as "aim," "anticipate," "assume," "believe," "could," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "potential," "positioned," "predict," "should," "target," "will," "would" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management's beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, the impact of supply chain issues; our ability to successfully execute our strategy; our ability to sustain profitability and positive cash flows; our ability to access sufficient financing on acceptable terms given the tightening credit markets due to the current banking environment; our ability to gain market acceptance for our products; our ability to win new contracts, execute contract extensions and expand scope of services on existing contracts; our ability to compete with companies that have greater resources than us; our ability to penetrate the commercial sector to expand our business; our ability to identify potential acquisition targets and close such acquisitions; our ability to successfully integrate acquired businesses with our existing operations; our ability to maintain a sufficient level of inventory necessary to meet our customers demand due to supply shortage and pricing;

our ability to retain key personnel; our ability to mitigate the impact of increases in interest rates; the impact of increasingly volatile public equity markets on our market capitalization; the impact and outcome of negotiations around the Federal debt ceiling; our ability to mitigate the impact of inflation; and the risk factors set forth in our Form 10-Q for the quarter ended June 30, 2026 filed with the SEC on August 13, 2026.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

WidePoint Investor Relations:
Gateway Group, Inc.
Matt Glover or John Yi
949-574-3860
WYY@gateway-grp.com

WIDEPOINT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEETS

	JUNE 30, 2026	DECEMBER 31, 2025
	(Unaudited)	
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$ 10,018,392	$ 9,818,503
Restricted cash	748,288	2,647,990
Accounts receivable, net of allowance for credit losses of $54,136 and $57,454, respectively	15,191,497	15,002,571
Unbilled accounts receivable	41,789,749	33,548,228
Other current assets	7,992,877	5,196,613
Total current assets	75,740,803	66,213,905
NONCURRENT ASSETS		
Property and equipment, net	397,808	480,082
Lease right of use asset	3,524,472	3,904,479
Intangible assets, net	2,810,848	3,352,296
Goodwill	5,811,578	5,811,578
Deferred tax assets, net	-	1,123
Other long-term assets	642,142	48,822
Total assets	$ 88,927,651	$ 79,812,285
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts payable	$ 25,318,244	$ 25,891,150
Accrued expenses	38,953,286	31,159,173
Current portion of deferred revenue	7,905,839	6,114,402
Current portion of lease liabilities	760,252	751,233
Total current liabilities	72,937,621	63,915,958
NONCURRENT LIABILITIES		
Lease liabilities, net of current portion	3,557,927	3,930,495
Deferred revenue, net of current portion	752,763	435,151
Deferred tax liabilities, net	1,351	-
Total liabilities	77,249,662	68,281,604
Commitments and contingencies (Note 16)	-	-
STOCKHOLDERS' EQUITY		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares authorized; 9,994,617 and 9,892,565 shares issued and outstanding, respectively	9,995	9,894
Additional paid-in capital	103,742,093	103,733,790
Accumulated other comprehensive loss	(384,141)	(379,665)
Accumulated deficit	(91,689,958)	(91,833,338)

Total stockholders' equity	11,677,989	11,530,681
Total liabilities and stockholders' equity	$ 88,927,651	$ 79,812,285

WIDEPOINT CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,	
	2026	2025	**2026**	2025
	(Unaudited)			
REVENUES	**$ 37,999,582**	$ 37,283,809	**$ 78,575,612**	$ 70,793,848
COST OF REVENUES (including amortization and depreciation of $268,315, $492,231, $552,051, and $978,425, respectively)	**32,152,726**	32,166,567	**67,131,130**	60,898,085
GROSS PROFIT	**5,846,856**	5,117,242	**11,444,482**	9,895,763
OPERATING EXPENSES				
Sales and marketing	**665,436**	669,797	**1,261,433**	1,309,279
General and administrative expenses (including share-based compensation of $174,834, $166,018, $423,651 and $364,877, respectively)	**4,989,623**	4,922,649	**9,821,646**	9,654,431
Depreciation and amortization	**181,414**	233,122	**409,386**	456,810
Total operating expenses	**5,836,473**	5,825,568	**11,492,465**	11,420,520
INCOME (LOSS) FROM OPERATIONS	**10,383**	(708,326)	**(47,983)**	(1,524,757)
OTHER INCOME (EXPENSE)				
Interest income	**101,756**	89,340	**189,159**	142,770
Interest expense	**(43,839)**	(52,382)	**(88,832)**	(107,455)
Other income (expense), net	**188**	497	**49,428**	497
Total other income (expense), net	**58,105**	37,455	**149,755**	35,812
INCOME (LOSS) BEFORE INCOME TAX PROVISION (BENEFIT)	**68,488**	(670,871)	**101,772**	(1,488,945)
INCOME TAX PROVISION (BENEFIT)	**2,068**	(52,412)	**(41,608)**	(146,423)
NET INCOME (LOSS)	**$ 66,420**	$ (618,459)	**$ 143,380**	$ (1,342,522)
BASIC EARNINGS PER SHARE	**$ 0.01**	$ (0.06)	**$ 0.01**	$ (0.14)
BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	**9,893,403**	9,586,166	**9,883,090**	9,569,660
DILUTED EARNINGS PER SHARE	**$ 0.01**	$ (0.06)	**$ 0.01**	$ (0.14)
DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	**10,166,714**	9,586,166	**10,130,809**	9,569,660

WIDEPOINT CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF CASH FLOWS

	SIX MONTHS ENDED JUNE 30,	
	2026	2025
	(Unaudited)	
CASH FLOWS FROM OPERATING ACTIVITIES		
Net income (loss)	**$ 143,380**	$ (1,342,522)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:		
Deferred income tax benefit	**(2,900)**	(84,900)
Depreciation expense	**420,717**	468,136
Impairment charge - definite-lived intangible assets	**-**	-
Provision for credit losses	**13,270**	31,281
Amortization of intangibles	**541,450**	967,099
Share-based compensation expense	**423,651**	364,877
Non-cash lease expense	**124,620**	105,170
Loss (gain) on disposal of fixed assets	**(49,043)**	8,161
Changes in assets and liabilities:		
Accounts receivable and unbilled receivables	**(8,425,710)**	(2,117,441)
Inventories	**(98,422)**	(247,203)
Other current assets	**(2,700,895)**	(4,055,735)
Other assets	**(593,320)**	107,433
Accounts payable and accrued expenses	**7,227,383**	2,287,677
Income tax payable	**(59,039)**	(55,487)
Deferred revenue and other liabilities	**2,122,066**	3,605,371
Other liabilities	**(120,132)**	(97,365)
Net cash used in operating activities	**(1,032,924)**	(55,448)
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchases of property and equipment	**(85,537)**	(120,887)
Proceeds from the sale of property and equipment	**49,043**	-
Net cash used in investing activities	**(36,494)**	(120,887)
CASH FLOWS FROM FINANCING ACTIVITIES		
Advances on bank line of credit	**-**	2,800,000
Repayments of bank line of credit advances	**-**	(2,800,000)
Principal repayments under finance lease obligations	**(223,400)**	(246,602)
Withholding taxes paid on behalf of employees on net settled equity awards	**(415,247)**	(130,745)
Net cash used in financing activities	**(638,647)**	(377,347)
Net effect of exchange rate on cash	**8,252**	(43,958)
NET DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	**(1,699,813)**	(597,640)
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, beginning of period	**12,466,493**	7,817,395
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, end of period	**$ 10,766,680**	$ 7,219,755

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